Exhibit 1.01

McDermott International, Inc.

Conflict Minerals Report

For the reporting period from January 1, 2015 to December 31, 2015

1.	Introduction

This Conflict Minerals Report (this “Report”) of McDermott International, Inc. (together with its consolidated subsidiaries, “McDermott,” “we” or “us”) has been prepared pursuant to Rule 13p-1 promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (together with Form SD adopted by the SEC pursuant to its Release No. 34-67716, the “Conflict Minerals Rule”), for the reporting period January 1, 2015 to December 31, 2015 (the “Reporting Period”). The Conflict Minerals Rule addresses disclosure of certain information when an SEC registrant manufactures or contracts to manufacture products and any one or more of the minerals specified in the Conflict Minerals Rule are necessary to the functionality or production of those products. The specified minerals are gold, as well as columbite-tantalite (coltan), cassiterite and wolframite and their respective derivatives tantalum, tin and tungsten (collectively, the “Covered Minerals”). The “Covered Countries” for the purposes of the Conflict Minerals Rule are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola. During the Reporting Period, we manufactured, or contracted to manufacture, Projects (as described below) for customers and for which Covered Minerals were or may have been necessary to their functionality or production.

2.	Company Overview

McDermott is a leading provider of integrated engineering, procurement, construction and installation (“EPCI”) and module fabrication services for upstream field developments worldwide. Providing fully integrated EPCI services, we deliver fixed and floating production facilities, pipeline installations and subsea systems from concept to commissioning. Operating in approximately 20 countries across the Americas, Europe, Africa, the Middle East and Asia, our integrated resources include approximately 11,200 employees and a diversified fleet of marine vessels, fabrication facilities and engineering offices.

3.	Description of the Projects Covered by this Report

This Report relates to projects: (i) for which Covered Minerals were or may be necessary to the functionality or production; (ii) that were manufactured, or contracted to be manufactured, for customers by McDermott; and (iii) for which the manufacture was completed during the Reporting Period. Those projects (“Projects”) include the following:

•	offshore oil and gas platforms, including piles, modules, living quarters, wellhead decks, production decks, deck upgrades and jackets;

•	subsea installations, including modules, support frames, pipeline end terminals (PLETs) and pipeline end manifolds (PLEMs); and

•	subsea pipelines, including reeled and traditional layed in various diameters, lengths, materials, insulations and coatings.

4.	Reasonable Country of Origin Inquiry and Due Diligence

Reasonable Country of Origin Inquiry

We conducted, in good faith, a reasonable country of origin inquiry (“RCOI”) that we believe was reasonably designed to determine whether any of the Covered Minerals that were necessary to the functionality or production of the Projects originated in any of the Covered Countries and whether any of such Covered Minerals may have been from recycled or scrap sources.

We commenced our RCOI process by determining, based on an annual review and analysis of our supplier base, specific suppliers that might have provided materials or components containing Covered Minerals necessary to the functionality or production of the Projects (the “In-scope Suppliers”). The In-scope Suppliers were requested to provide information regarding the presence and sourcing of Covered Minerals used in the materials supplied to McDermott. Information was collected and stored using an online platform provided by a third-party vendor, Source Intelligence. This supplier engagement consisted of the following steps:

•	an introductory communication was issued by McDermott to the In-scope Suppliers describing the compliance requirements, introducing them to Source Intelligence and requesting their cooperation in providing the requested information;

•	thereafter, Source Intelligence issued a communication to the In-scope Suppliers, providing further information on the compliance requirements and information on how to access the online platform and requesting completion of the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (the “CMR Template”);

•	following Source Intelligence’s initial communication, up to five reminder emails were issued to each non-responsive In-scope Supplier, further requesting completion of the CMR Template;

•	In-scope Suppliers who remained non-responsive were reached out to by Source Intelligence via telephone and offered additional assistance, including but not limited to, further information about the Conflict Minerals Rule, an explanation of why the information was being collected, a review of how the information would be used and clarification regarding how the information needed could be provided; and

•	if, after these efforts, a given In-scope Supplier still remained non-responsive, an escalation process was initiated, which consisted of direct outreach by McDermott to such In-Scope Suppliers requesting their completion of the CMR Template with Source Intelligence following up in a timely manner.

Approximately 35% of the In-scope Suppliers responded to our requests. Of those responsive In-scope Suppliers, approximately 7% responded that Covered Minerals were contained within the products or materials they provided to McDermott. Based on the information we obtained in the RCOI process, we believe that certain of our Projects may contain Covered Minerals originating from the Covered Countries. Accordingly, we undertook due diligence efforts to determine the source and chain of custody of such Covered Minerals.

Due Diligence Efforts

McDermott has exercised due diligence on the source and chain of custody of the Covered Minerals contained in our Projects. McDermott’s due diligence measures were designed based on the framework in the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High Risk Areas: Second Edition, including the related supplements on gold, tin, tantalum and tungsten.

McDermott’s due diligence measures included the following:

•	Maintained a Conflict Minerals Policy, which is available on McDermott’s Web site at: http://www.mcdermott.com/wp-content/uploads/2015/07/McDermott-Conflict-Minerals-Policy-and-Form-SD-and-CMR-FINAL.pdf

•	Utilized an internal, cross-functional team to support supply chain due diligence.

•	Undertook actions, including the engagement of a third-party vendor, Source Intelligence, to increase transparency over the supply chain.

•	Applied internal measures to strengthen engagement with suppliers, including through contractual representations from suppliers that they do not procure Covered Minerals from the Covered Countries.

•	Requested that suppliers complete a questionnaire on the CMR Template to identify Covered Minerals smelters or refiners and associated countries of origin.

•	Identified smelters or refiners in the supply chain, to the extent practicable, based on information provided by suppliers.

•	Evaluated supplier responses for plausibility and consistency, by cross-referencing against other supplier responses and publically available information concerning smelters or refiners identified.

•	Reported findings of the RCOI and due diligence processes to senior management.

5.	Determination

Many In-Scope Suppliers provided responses with smelter or refiner facilities information based on a company or divisional level, rather than a product-level specific to the materials and components we use. As such, and based on the limitations discussed above, McDermott does not have sufficient information to determine all of the facilities used to process Covered Minerals necessary to the functionality or production of the Products or the countries of origin of those Covered Minerals.

Our efforts to determine the mine or location of origin of the necessary Conflict Minerals with the greatest possible specificity are set forth above under Due Diligence Efforts. Set forth below is information regarding the processing facilities and countries of origin that the Company has identified based on the information provided by our In-Scope Suppliers and our due diligence efforts.

Metal	Smelter or Refiner Name	Country of Origin	Certification Status[1]
Tungsten	A.L.M.T. TUNGSTEN Corp.	China	CFSP
Gold	Advanced Chemical Company	United States	Other
Gold	Aida Chemical Industries Co., Ltd.	Bolivia, Peru, Spain, Canada, Portugal, Japan, Recycle/Scrap	CFSP
Gold	Al Etihad Gold	No known country of origin.	Other
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany, Thailand, Japan, Germany, Thailand, Japan, Recycle/Scrap	LBMA, CFSP
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Mexico, China, Uzbekistan	LBMA, CFSP – Active
Tin	Alpha	Thailand, Taiwan China, United States, Jersey, Chile, Peru, Spain Recycle/Scrap	CFSP
Tin	An Thai Minerals Company Limited	No known country of origin.	CFSP – Active
Tin	An Vinh Joint Stock Mineral Processing Company	No known country of origin.	Other
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Australia, Brazil, South Africa	LBMA, CFSP
Gold	Argor-Heraeus SA	China, Argentina Chile, Singapore, Switzerland, Hong Kong, South Africa	LBMA, RJC, CFSP
Gold	Asahi Pretec Corporation	Papua New Guinea	LBMA, CFSP

Gold	Asahi Pretec Corporation	Hong Kong, Mexico, Recycle/Scrap Peru, Brazil, Guinea, Canada, Japan, Chile, United States, Argentina, Singapore, Australia, Recycle/Scrap	LBMA, CFSP
Gold	Asahi Refining Canada Limited	No known country of origin.	LBMA, CFSP
Gold	Asahi Refining USA Inc.	Canada, Hong Kong, Australia, China, Malaysia, United States	LBMA, CFSP
Gold	Asaka Riken Co., Ltd.	Japan, Mexico, Armenia, Recycle/Scrap	CFSP
Tungsten	Asia Tungsten Products Vietnam Ltd.	No known country of origin.	CFSP
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Brazil, Turkey	Other
Gold	Aurubis AG	China, United States, Germany, Recycle/Scrap, Hong Kong	LBMA, CFSP
Tantalum	Avon Specialty Metals Ltd	No known country of origin.	Other
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Canada, Philippines	LBMA, CFSP
Gold	Bauer Walser AG	Germany	Other
Gold	C. Hafner GmbH + Co. KG	Germany	LBMA, CFSP
Gold	Caridad	Chile, Bolivia Japan, Mexico, China	Other
Gold	CCR Refinery – Glencore Canada Corporation	Peru, Germany Zambia, Argentina DRC- Congo (Kinshasa), Australia, United States, Canada, Chile, Japan, Switzerland	LBMA, CFSP
Gold	Cendres + Métaux SA	Germany, Australia, Switzerland, Recycle/Scrap	Other

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	CFSP
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	No known country of origin.	Other
Gold	Chimet S.p.A.	Australia, Italy Mexico, Recycle/Scrap	LBMA, CFSP
Tin	China Tin Group Co., Ltd.	China	CFSP
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China, Peru, Canada, Thailand, Russia	CFSP
Gold	Chugai Mining	Japan, Canada	Other
Tin	CNMC (Guangxi) PGMA Co. Ltd.	China	Other
Tantalum	Conghua Tantalum and Niobium Smeltry	Rwanda, Niger China, Thailand, Ethiopia, India, Brazil	CFSP
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Peru, Brazil, Australia	CFSP
Tin	CV Ayi Jaya	No known country of origin.	CFSP
Tin	CV Gita Pesona	No known country of origin.	CFSP
Tin	CV Serumpun Sebalai	Uzbekistan, United States, Brazil, Malaysia	CFSP
Tin	CV United Smelting	China, Indonesia Malaysia, Peru, DRC- Congo (Kinshasa), Japan	CFSP
Tin	CV Venus Inti Perkasa	No known country of origin.	CFSP
Tantalum	D Block Metals, LLC	No known country of origin.	CFSP
Gold	Daejin Indus Co., Ltd.	Japan, South Korea	Other
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	Other
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	No known country of origin.	TICMC – Progressing
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China	TICMC – Progressing
Gold	DODUCO GmbH	No known country of origin; Recycle/Scrap	CFSP
Tin	Dowa	No known country of origin.	Other
Gold	DSC (Do Sung Corporation)	South Korea, Recycle/Scrap	Other

Tantalum	Duoluoshan	Niger, Bolivia Japan, Thailand India, Brazil, Rwanda, China, Ethiopia, Malaysia, Nigeria	CFSP
Gold	Eco-System Recycling Co., Ltd.	Japan, Canada, Bolivia, Recycle/Scrap	CFSP
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	No known country of origin.	Other
Gold	Elemetal Refining, LLC	Indonesia, Hong Kong, United States, Brazil Japan, Russia, Philippines, Kazakhstan	LBMA, CFSP
Tin	Elmet S.L.U. (Metallo Group)	No known country of origin.	CFSP
Tin	EM Vinto	Brazil, Peru, Canada, Russia China, Bolivia, Indonesia, DRC- Congo (Kinshasa), Malaysia, Germany	CFSP
Gold	Emirates Gold DMCC	No known country of origin.	Other
Tin	Estanho de Rondônia S.A.	Brazil, Taiwan	Other
Tantalum	Exotech Inc.	No known country of origin.	CFSP
Tantalum	F&X Electro-Materials Ltd.	Russia, China, Recycle/Scrap	CFSP
Gold	Faggi Enrico S.p.A.	Italy, Recycle/Scrap	Other
Tin	Feinhutte Halsbrucke GmbH	Poland, Germany	Other
Tin	Fenix Metals	Poland, Brazil, Recycle/Scrap	CFSP
Tantalum	FIR Metals & Resource Ltd.	Brazil	CFSP
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Australia, China	CFSP
Gold	Gansu Seemine Material Hi-Tech Co Ltd	China	Other
Tungsten	Ganxian Shirui New Material Co., Ltd.	No known country of origin.	Other
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Portugal, Canada, Peru, China, Spain,	CFSP
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	CFSP

Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Bolivia, Russia, China	TICMC – Progressing, CFSP – Active
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	No known country of origin.	CFSP
Tin	Gejiu Kai Meng Industry and Trade LLC	China, Peru, Indonesia, Bolivia Japan, Brazil, Canada	CFSP – Active
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	No known country of origin.	Other
Tin	Gejiu Zi-Li	Brazil, China	Other
Tantalum	Global Advanced Metals Aizu	Australia, Canada, Japan	CFSP
Tantalum	Global Advanced Metals Boyertown	Australia, Brazil Japan, China, Mozambique, United States, Canada	CFSP
Tungsten	Global Tungsten & Powders Corp.	United States, China, Canada, Bolivia, Peru, Spain, Portugal	CFSP
Gold	Guangdong Jinding Gold Limited	Australia, Taiwan, China	Other
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Russia, China, Canada, Thailand	CFSP
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Brazil, China, Nigeria, Sierra Leone	CFSP
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	No known country of origin.	Other
Tantalum	H.C. Starck Co., Ltd.	Rwanda, Zimbabwe, India, Mozambique, Sierra Leone, Brazil, Namibia, Thailand, Ethiopia, Australia, Bolivia	CFSP

Tungsten	H.C. Starck GmbH	Mozambique, Portugal, Australia Spain, Zimbabwe, United States, India, Thailand, China, Namibia, Estonia, Japan, Russia, Rwanda, Brazil, Germany, Sierra Leone, Peru, Bolivia, Ethiopia, Canada	CFSP
Tantalum	H.C. Starck GmbH Goslar	Australia	CFSP
Tantalum	H.C. Starck GmbH Goslar	Bolivia	CFSP
Tantalum	H.C. Starck GmbH Goslar	Ethiopia, India, Namibia, Thailand, China, United States, Canada, Rwanda, Japan, Zimbabwe, Brazil, Mozambique, Germany, Sierra Leone	CFSP
Tantalum	H.C. Starck GmbH Laufenburg	Zimbabwe, India China, Australia, Ethiopia, Mozambique, Canada, Germany, Namibia, Brazil, Rwanda, Bolivia, Sierra Leone, Japan	CFSP
Tantalum	H.C. Starck Hermsdorf GmbH	Japan, Rwanda, Ethiopia, Mozambique, China, Germany, Brazil, Canada, India, Australia, Bolivia	CFSP
Tantalum	H.C. Starck Inc.	Canada, Rwanda, Ethiopia, Bolivia, Japan, Australia, China, Germany, India, Brazil, Zimbabwe, Mozambique, Namibia, Sierra Leone, United States	CFSP

Tantalum	H.C. Starck Smelting GmbH & Co.KG	No known country of origin.	CFSP
Gold	Heimerle + Meule GmbH	Mozambique, South Africa, Australia, Canada, Malaysia, Austria, Hong Kong, Germany, Jersey, China, Philippines, Recycle/Scrap	LBMA, CFSP
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	CFSP
Gold	Heraeus Ltd. Hong Kong	Malaysia, Mozambique, Taiwan, Canada, China, Philippines, Hong Kong, Thailand, France, Germany, South Africa, Australia, Japan, Laos, Peru, Switzerland, Singapore	LBMA, RJC, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Australia	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Bolivia	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Malaysia	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Hong Kong	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Peru	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	China	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Switzerland	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Jersey	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	United States	LBMA, CFSP
Gold	Heraeus Precious Metals GmbH & Co. KG	Chile	LBMA, CFSP
Tantalum	Hi-Temp Specialty Metals, Inc.	India, Mozambique, Zimbabwe, Ethiopia, Bolivia, Sierra Leone, Rwanda, Namibia, United States, Brazil, China, Australia	CFSP
Tin	Huichang Jinshunda Tin Co. Ltd	China	Other
Gold	Hunan Chenzhou Mining Co., Ltd.	No known country of origin.	Other
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	Other

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	No known country of origin.	TICMC – Progressing, CFSP – Active
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Japan, China	CFSP
Gold	Hwasung CJ Co. Ltd	South Korea, United States, Japan, Mexico, Canada, Hong Kong, Australia	Other
Tungsten	Hydrometallurg, JSC	No known country of origin.	CFSP
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Mongolia, Mexico, China	LBMA
Gold	Ishifuku Metal Industry Co., Ltd.	No known country of origin.	LBMA, CFSP
Gold	Istanbul Gold Refinery	Turkey	LBMA, CFSP
Gold	Japan Mint	Japan	LBMA, CFSP
Tungsten	Japan New Metals Co., Ltd.	Russia, Canada, Thailand, China	CFSP
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	TICMC – Progressing, CFSP – Active
Gold	Jiangxi Copper Company Limited	Japan, China, United States	LBMA, CFSP
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd	No known country of origin.	CFSP
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	CFSP
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	CFSP
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	China	Other
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	TICMC – Active, CFSP – Active
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	TICMC – Active, CFSP – Active
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	No known country of origin.	CFSP
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	TICMC – Active, CFSP – Active
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CFSP
Tantalum	Jiujiang Tanbre Co., Ltd.	DRC- Congo (Kinshasa), China	CFSP
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	No known country of origin.	CFSP
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Australia, Canada, Japan, Russia	LBMA, CFSP

Gold	JSC Uralelectromed	Russia	LBMA, CFSP
Gold	JX Nippon Mining & Metals Co., Ltd.	Chile	LBMA, CFSP
Gold	Kaloti Precious Metals	No known country of origin.	Other
Gold	Kazakhmys plc	Kyrgyzstan, Kazakhstan	Other
Gold	Kazzinc	Australia, Kazakhstan, Peru	LBMA, CFSP
Tantalum	KEMET Blue Metals	Mozambique, Burundi, Rwanda, Mexico, Nigeria, Niger	CFSP
Tantalum	Kemet Blue Powder	Niger, Mozambique, Mexico, China, Burundi, DRC- Congo (Kinshasa), Rwanda, United States, Nigeria	CFSP
Tungsten	Kennametal Fallon	Portugal, Bolivia United States, Russia, China, Recycle/Scrap	TICMC – Active, CFSP – Active
Tungsten	Kennametal Huntsville	Bolivia, United States, China	CFSP
Gold	Kennecott Utah Copper LLC	No known country of origin.	LBMA, RJC, CFSP
Gold	KGHM Polska Miedź Spółka Akcyjna	Chile	Other
Tantalum	King-Tan Tantalum Industry Ltd.	China, Ethiopia	CFSP
Gold	Kojima Chemicals Co., Ltd.	Japan	CFSP
Gold	Korea Metal Co. Ltd	Australia, South Korea, Recycle/Scrap	Other
Gold	Korea Zinc Co. Ltd.	No known country of origin.	Other
Gold	Kyrgyzaltyn JSC	Australia, Brazil, Kyrgyzstan	LBMA
Gold	L’ azurde Company For Jewelry	Japan, Saudi Arabia, Taiwan, Australia, Canada	Other
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	China	Other
Tin	Linwu Xianggui Smelter Co	Japan, China, India	Other

Gold	LS-NIKKO Copper Inc.	Singapore, Australia, United States, Japan, Chile, South Africa, India, Indonesia, Brazil, Hong Kong, Peru, South Korea, Kazakhstan	LBMA, CFSP
Tantalum	LSM Brasil S.A.	Brazil	CFSP
Gold	Luo yang Zijin Yinhui Metal Smelt Co Ltd	China	Other
Tin	Magnu’s Minerais Metais e Ligas Ltda.	Brazil	CFSP
Tin	Malaysia Smelting Corporation (MSC)	DRC- Congo (Kinshasa), Indonesia, Malaysia	CFSP
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	CFSP
Gold	Materion	Canada, China, United States, Brazil, Chile	CFSP
Gold	Matsuda Sangyo Co., Ltd.	Indonesia, Australia, Canada, China, Japan, United Kingdom, United States, Hong Kong	LBMA, CFSP
Tin	Melt Metais e Ligas S/A	Brazil	CFSP
Tin	Metallic Resources, Inc.	No known country of origin.	CFSP
Tin	Metallo-Chimique N.V.	No known country of origin.	CFSP
Tantalum	Metallurgical Products India Pvt., Ltd.	India	CFSP
Gold	Metalor Technologies (Hong Kong) Ltd.	Hong Kong, Australia, Peru, China, Japan, Switzerland, United States	LBMA, CFSP
Gold	Metalor Technologies SA	Switzerland, Canada, China, United States, Hong Kong, Sweden, United Kingdom	LBMA, CFSP
Gold	Metalor USA Refining Corporation	Switzerland, Canada, United States, China, Mexico	LBMA, RJC, CFSP
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	China, Mexico	LBMA, CFSP

Tantalum	Mineração Taboca S.A.	Brazil	Other
Tin	Minsur	Canada, Malaysia, United States, DRC- Congo (Kinshasa), Peru, Brazil, Indonesia, Rwanda, Switzerland, China Bolivia, Thailand	CFSP
Gold	Mitsubishi Materials Corporation	Chile, Canada, Indonesia	LBMA, CFSP
Gold	Mitsui Mining & Smelting	Canada, China, Australia, Japan, Chile	LBMA, CFSP
Gold	MMTC-PAMP India Pvt., Ltd.	No known country of origin.	LBMA, CFSP
Tantalum	Molycorp Silmet A.S.	Estonia	CFSP
Gold	Morris and Watson	No known country of origin.	Other
Gold	Moscow Special Alloys Processing Plant	Russia	LBMA, CFSP
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Saudi Arabia, Turkey, United Arab Emirates	LBMA, CFSP
Tin	Nankang Nanshan Tin Co., Ltd.	Bolivia, Portugal, Russia, China	Other
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan, United States, Indonesia, Uzbekistan	LBMA, CFSP – Active
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Vietnam	Other
Tungsten	Niagara Refining LLC	Portugal, Russia, Brazil, Mexico	CFSP
Gold	Nihon Material Co., Ltd.	Mozambique, Japan, Canada, Australia	LBMA, CFSP
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Niger, Nigeria, Brazil, Australia, Ethiopia, Mozambique, Malaysia, Rwanda, China, Burundi, Switzerland	CFSP
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	No known country of origin.	CFSP

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand, China, Philippines, Bolivia, Canada, Malaysia, Brazil, Peru	CFSP
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	No known country of origin.	CFSP
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	CFSP
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Russia	LBMA, CFSP
Gold	OJSC Kolyma Refinery	Russia	Other
Gold	OJSC Novosibirsk Refinery	Russia, Italy	LBMA, CFSP
Tin	Operaciones Metalurgical S.A.	China, Philippines, DRC- Congo (Kinshasa), Peru, Brazil, Canada, Indonesia, Japan, Bolivia, Thailand, Russia, Malaysia	CFSP
Gold	PAMP SA	South Africa, Canada, Australia, Hong Kong, Switzerland, Mexico	LBMA, RJC, CFSP
Gold	Penglai Penggang Gold Industry Co Ltd	China	Other
Tin	Phoenix Metal Ltd	No known country of origin.	Other
Tantalum	Plansee SE Liezen	Austria	CFSP
Tantalum	Plansee SE Reutte	Austria	CFSP
Tungsten	Pobedit, JSC	No known country of origin.	TICMC – Active
Gold	Prioksky Plant of Non-Ferrous Metals	Russia, China, Australia	LBMA, CFSP
Tin	PT Alam Lestari Kencana	Australia, Indonesia	Other
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	LBMA, CFSP
Tin	PT Aries Kencana Sejahtera	China	CFSP
Tin	PT Artha Cipta Langgeng	China, Indonesia, Germany, Malaysia, Bolivia, Brazil	CFSP
Tin	PT ATD Makmur Mandiri Jaya	No known country of origin.	CFSP
Tin	PT Babel Inti Perkasa	Indonesia, Peru	CFSP
Tin	PT Bangka Kudai Tin	Indonesia, China	Other
Tin	PT Bangka Prima Tin	No known country of origin.	CFSP

Tin	PT Bangka Timah Utama Sejahtera	Indonesia, China, Brazil	Other
Tin	PT Bangka Tin Industry	Canada, China, Brazil, Bolivia, Peru, Malaysia	CFSP
Tin	PT Belitung Industri Sejahtera	Indonesia	CFSP
Tin	PT BilliTin Makmur Lestari	Malaysia, Bolivia, Peru, Canada, China, Brazil	CFSP
Tin	PT Bukit Timah	DRC- Congo (Kinshasa), Russia, Bolivia, Canada, Australia, Malaysia, Brazil, Indonesia, Peru, China	CFSP
Tin	PT Cipta Persada Mulia	No known country of origin.	CFSP
Tin	PT DS Jaya Abadi	Brazil, Japan, Bolivia, Peru, Canada, Indonesia, Malaysia, Mozambique, Russia, China, Poland, Australia	CFSP
Tin	PT Eunindo Usaha Mandiri	China	CFSP
Tin	PT Fang Di MulTindo	No known country of origin.	Other
Tin	PT Inti Stania Prima	No known country of origin.	CFSP
Tin	PT Justindo	China, Australia, Brazil	CFSP
Tin	PT Karimun Mining	No known country of origin.
Tin	PT Mitra Stania Prima	Brazil, Chile, Russia, Indonesia, Mexico, China, Bolivia	CFSP
Tin	PT Panca Mega Persada	No known country of origin.	CFSP
Tin	PT Pelat Timah Nusantara Tbk	Nigeria, Burundi, Bolivia, Niger, China, DRC- Congo (Kinshasa), Indonesia, Brazil, Malaysia, Rwanda	Other
Tin	PT Prima Timah Utama	United States	CFSP

Tin	PT Refined Bangka Tin	China	CFSP
Tin	PT Refined Bangka Tin	Indonesia	CFSP
Tin	PT Sariwiguna Binasentosa	United States	CFSP
Tin	PT Seirama Tin investment	No known country of origin.	Other
Tin	PT Stanindo Inti Perkasa	China, Indonesia, Malaysia, Peru, Mozambique, DRC- Congo (Kinshasa), Australia, Bolivia, Brazil, Canada	CFSP
Tin	PT Sukses Inti Makmur	No known country of origin.	CFSP
Tin	PT Sumber Jaya Indah	China	CFSP
Tin	PT Timah (Persero) Tbk Kundur	Chile, United States, Malaysia, France, Peru, Thailand, Brazil, China, Indonesia, Canada, Bolivia, China, Brazil, Malaysia, Thailand, Indonesia, DRC- Congo (Kinshasa), Indonesia, Canada, Indonesia, Peru, India	CFSP
Tin	PT Tinindo Inter Nusa	China, Belgium, Indonesia	CFSP
Tin	PT Tirus Putra Mandiri	No known country of origin.	Other
Tin	PT Tommy Utama	No known country of origin.	CFSP
Tin	PT WAHANA PERKIT JAYA	No known country of origin.	CFSP
Gold	PX PrŽcinox SA	Canada, Australia, Switzerland, Mozambique	LBMA, RJC, CFSP
Tantalum	QuantumClean	United States	CFSP

Gold	Rand Refinery (Pty) Ltd.	South Africa, Tanzania, DRC- Congo (Kinshasa), China, Canada, Namibia, Hong Kong, Ghana, Mali, Guinea	LBMA, CFSP
Gold	Republic Metals Corporation	No known country of origin.	LBMA, RJC, CFSP
Tantalum	Resind Indústria e Comércio Ltda.	No known country of origin.	Other
Tantalum	RFH Tantalum Smeltry Co., Ltd.	Peru, China, Russia	CFSP
Gold	Royal Canadian Mint	Chile, Suriname, Japan, Mexico, Guyana, Germany, Peru, Switzerland, Canada	LBMA, CFSP
Tin	Rui Da Hung	China, Taiwan, Japan	CFSP
Gold	Sabin Metal Corp.	Canada, China, United States	Other
Gold	Samduck Precious Metals	South Korea	Other
Gold	SAMWON METALS Corp.	China, South Korea, Australia, Hong Kong	Other
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	No known country of origin.	CFSP – Active
Gold	SAXONIA Edelmetalle GmbH	No known country of origin.	Other
Gold	Schone Edelmetaal B.V.	Netherlands, Belgium	LBMA, CFSP
Gold	SEMPSA Joyería Platería SA	Spain	LBMA, CFSP
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	United States, China, Japan	LBMA, CFSP
Gold	Sichuan Tianze Precious Metals Co., Ltd.	No known country of origin.	LBMA, CFSP
Gold	So Accurate Group, Inc.	Thailand, United States, China	Other
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia, Germany, Taiwan	LBMA, CFSP
Tin	Soft Metais Ltda.	Brazil	CFSP
Gold	Solar Applied Materials Technology Corp.	Hong Kong, Canada, United States, China, Taiwan	LBMA, CFSP
Tantalum	Solikamsk Magnesium Works OAO	No known country of origin.	CFSP

Gold	Sumitomo Metal Mining Co., Ltd.	Japan, Indonesia, Chile	LBMA, CFSP
Gold	T.C.A S.p.A	No known country of origin.	LBMA, CFSP
Tantalum	Taki Chemicals	Brazil, Japan	CFSP
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan, Belgium, Australia, China, United States, Switzerland, Malaysia, Singapore, South Africa, Mexico, Chile, Canada, Hong Kong, Uzbekistan, United Kingdom	LBMA, CFSP
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	China, Vietnam	CFSP
Tantalum	Telex Metals	United States, Kazakhstan, Russia, Recycle/Scrap	CFSP
Tin	Thaisarco	China, Australia, Chile, Morocco, Rwanda, Peru, Thailand, Brazil, Portugal, Canada Indonesia, Japan, Myanmar, Bolivia, DRC- Congo (Kinshasa), Malaysia, Poland	CFSP
Gold	The Great Wall Gold and Silver Refinery of China	China	LBMA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	Peru, China	LBMA, CFSP
Gold	Tokuriki Honten Co., Ltd.	Peru, United States, Chile, Hong Kong, Australia, Japan, China, Canada	LBMA, CFSP
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	China	Other
Gold	Torecom	South Korea	Other
Tantalum	Tranzact, Inc.	No known country of origin.	CFSP
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	No known country of origin.	Other

Tantalum	Ulba Metallurgical Plant JSC	Mozambique, United States, Canada, Japan, Burundi, China, Russia, Australia, Belarus, Brazil, Kazakhstan, Ethiopia, Rwanda, Zimbabwe, DRC- Congo (Kinshasa)	CFSP
Gold	Umicore Brasil Ltda.	Japan, Brazil	LBMA, CFSP
Gold	Umicore SA Business Unit Precious Metals Refining	No known country of origin.	LBMA, CFSP
Gold	Valcambi SA	Hong Kong, Switzerland, Australia, Taiwan, Japan	LBMA, RJC, CFSP
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam	CFSP
Tin	VQB Mineral and Trading Group JSC	No known country of origin.	CFSP
Gold	Western Australian Mint trading as The Perth Mint	Hong Kong, Australia, Chile, China, South Korea, Guinea, Peru, Bolivia, Papua New Guinea, Australia	LBMA, CFSP
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil, Thailand, China, Peru, Germany	CFSP
Gold	WIELAND Edelmetalle GmbH	No known country of origin.	Other
Tungsten	Wolfram Bergbau und Hütten AG	China, Austria, Australia	CFSP
Tungsten	Xiamen Tungsten Co., Ltd.	Peru, Rwanda, Australia, United States, Vietnam, Mexico, Niger, Portugal, Brazil, Japan, Russia, Nigeria, China, Spain, Germany, Thailand, Bolivia, Canada	CFSP
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	CFSP
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	No known country of origin.	CFSP

Gold	Yamamoto Precious Metal Co., Ltd.	Japan	CFSP
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	CFSP
Gold	Yokohama Metal Co., Ltd.	Brazil, China, Japan, Malaysia	CFSP
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China, Singapore, Recycle/Scrap	CFSP – Active
Tin	Yunnan Tin Group (Holding) Company Limited	Peru, Malaysia, Germany, Indonesia, Hong Kong, Brazil, Australia, Bolivia, China, Canada, Belgium, Ethiopia, China	CFSP
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Switzerland, China, Mozambique, Philippines, Australia, Canada, Thailand	LBMA, CFSP
Tantalum	Zhuzhou Cemented Carbide	China, Brazil, Malaysia, Burundi, Japan, DRC- Congo (Kinshasa), Niger, Kazakhstan, Russia, Rwanda, Nigeria	CFSP
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	Kyrgyzstan, Tajikistan, Papua New Guinea, Peru, China, Mongolia, Tajikistan, Russia	LBMA, CFSP

6.	Steps to Mitigate Risks Relating to Covered Minerals

McDermott intends to continue improving its supply chain due diligence efforts via the following measures, in an effort to mitigate the risk that any Covered Minerals necessary to the functionality or production of products manufactured, or contracted to be manufactured, for customers by McDermott benefit armed groups in any of the Covered Countries:

•	Continue to assess the presence of Covered Minerals in its supply chain.

•	Continue to communicate expectations with regard to supplier performance, transparency and sourcing.

•	Attempt to increase the response rate from our suppliers in our RCOI and due diligence processes, and work with our responding suppliers to improve the content of their responses, including reporting at a product-specific level.

•	Continue to compare RCOI results to information collected via independent conflict free smelter validation programs such as the Conflict Free Sourcing Initiative’s Conflict Free Smelter program.

Because McDermott is a downstream user of Covered Minerals, we rely on the representations and information provided by our In-Scope Suppliers. As a result, incomplete or inaccurate information provided by the In-Scope Suppliers could affect the accuracy or completeness of the information set forth above or other information contained in this Conflict Minerals Report.

The foregoing statements made in this Section 6 are forward-looking statements and, as such, are subject to the cautionary statements and disclaimers set forth under the caption “Cautionary Statement Concerning Forward-Looking Statements” in Item 1 of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2015.

[1]	Certification Status:

•	CFSP: The processing facility has an active certification or is in the process of renewing its certification.

•	TICMC-Active: The processing facility is actively moving through the certification process.

•	TICMC-Progressing: Tungsten processing facilities that have committed to obtain a CFSP certification within two years of membership with the Tungsten Industry-Conflict Minerals Committee (TI-CMC).

•	LBMA: The processing facility has obtained a Responsible Gold Certification from the London Bullion Market Association.

•	LMBA-Pending: The LMBA indicates that the processing facility is working on a Responsible Gold Certificate.

•	RJC: The processing facility has obtained a Chain-of-Custody Certification from the Responsible Jewellery Council.

•	Other: The processing facility has not yet received compliant or active status.